UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	June 5, 2023

Enviri Corporation
(Exact name of Company as specified in its charter)

Delaware	001-03970	23-1483991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Logan Square 100-120 North 18th Street, 17th Floor		19103
Philadelphia,	Pennsylvania
(Address of principal executive offices)		(Zip Code)

(267)	857-8715
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	HSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.
Effective June 5, 2023, Harsco Corporation (the “Company”) changed its corporate name to Enviri Corporation (the “Name Change”) pursuant to a certificate of amendment to the Company’s restated certificate of incorporation (the “Charter Amendment”) filed with the Delaware Secretary of State. The Company also amended and restated its By-laws (the “Amended and Restated By-laws”) on June 5, 2023 to reflect the Name Change. Pursuant to Delaware law, a shareholder vote was not necessary to effectuate the Name Change and the Name Change does not affect the rights of the Company’s shareholders.
Enviri Corporation’s common stock will continue to trade under its former name, Harsco Corporation, through June 18, 2023 and will begin trading under its new name, Enviri Corporation, on June 19, 2023. In addition, effective at the open of market trading on June 19, 2023, the Company’s common stock will cease trading under the ticker symbol “HSC” and begin trading under the ticker symbol “NVRI” on the New York Stock Exchange.
Copies of the Charter Amendment and Amended and Restated By-laws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, with this Current Report on Form 8-K and are incorporated herein by reference. Other than the Name Change, the Company did not make any changes to its certificate of incorporation or By-laws. On June 5, 2023, the Company issued a press release announcing the name change. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Harsco Corporation.

3.2	Amended and Restated By-laws of Harsco Corporation.

99.1	Press Release of the Company, dated June 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRI CORPORATION

Date: June 8, 2023	/s/ Russell C. Hochman
Russell C. Hochman
Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary